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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

Tekla Life Sciences Investors
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2015 to March 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA LIFE SCIENCES INVESTORS

Semiannual Report

March 31, 2016

(Unaudited)

TEKLA LIFE SCIENCES INVESTORS

DISTRIBUTION POLICY

The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. With each distribution, the Fund will issue a notice to shareholders and a press release that will provide detailed information regarding the amount and estimated composition of the distribution. You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

To our Shareholders:

On March 31, 2016, the net asset value (NAV) per share of the Fund was $18.37. During the six month period ended March 31, 2016, total return at NAV of the Fund was -15.68%, with distributions reinvested. The total investment return at market with distributions reinvested was -14.07% during the same period. Comparisons to the relevant indices are listed below.

Investment Returns	Six Months Ended 3/31/16
At Market	-14.07%
At Net Asset Value	-15.68%
NASDAQ Biotech Index	-13.77%
S&P 500 Index	8.48%

Investment Highlights

Despite several challenges in recent months, we continue to be cautiously optimistic about the future of the healthcare and biotech sectors. As we have noted, the longer term secular fundamentals in these industries remain appealing. People spend more money on healthcare as they age and, as has been widely reported, our population is getting older. This combination suggests that demand for healthcare services should continue to rise well into the future. Furthermore, development of new and novel products continues unabated. In the last several years, we have observed a spate of healthcare IPOs and private investment by traditional limited partners. This has produced a new generation of companies poised to develop and market products based on recent scientific discoveries that will treat unmet medical needs, thereby improving the quality of life for and/or extend the lives of patients.

For most of the last seven years these fundamental factors have led to outsized performance by the healthcare sector in general and the biotech sector in particular. As an example, the biotech sector, as measured by the NASDAQ Biotechnology Index (NBI), has, since its March 2009 low amidst the great financial crisis through its mid-2015 market highs, advanced by approximately 500% compared with an approximate 213% advance for the broad market S&P 500 Index. This represented an impressive period for the biotech sector, measured both by the magnitude of the sector's advance as well as by the duration of the outperformance.

Having said this, since the mid-2015 market highs, performance of the biotech sector has been uneven. As we reported in the Fund's 2015

Annual Report, the biotech sector underperformed the broader market in the calendar quarter ending September 30, 2015. In that three month period, the NBI declined by approximately 17.9% compared to a decline of approximately 6.4% for the broad market. The NBI had appeared to stabilize in October and November 2015, but ultimately extended the decline that began in mid-2015. In fact, during the current reporting period (i.e., the six month period ended March 31, 2016), the NBI declined an additional 13.8%, mostly during January 2016. In aggregate, the NBI declined approximately 29.8% from the July 2015 highs to the end of the current report period. This decline has certainly been material. However, despite the decline, it is clear we argue that the performance of the NBI has been impressive over the longer term.

Chart Below: NBI (black) Versus S&P 500 Index (green) March 15, 2009 through March 31, 2016

Chart Below: NBI (black) Versus S&P 500 Index (green) Sept 30, 2015 through March 31, 2016

Given recent performance, we think it is appropriate to comment on the current status of the factors we feel have driven sector performance in recent years and those that might have an impact in the near and intermediate future.

We believe that in recent years, population demographics and passage of the Affordable Care Act have increased demand and utilization of Healthcare products and services. Growth in the Healthcare and Biotech sectors had been consistently projected as elevated relative to many other sectors and valuations (particularly on a growth adjusted basis) had seemed to be attractive. In addition, Merger & Acquisition (M&A) activity had been notable, as had new IPO and follow-on financing activity. It is our view that these factors, in combination with accommodative monetary policies, had contributed to the equity performance in general and healthcare/biotech equity performance in particular.

However, in 2015, several mitigating factors have become more prominent. For example, a handful of US drug manufacturers had taken considerable liberties in pricing some of their drugs. As a result, concerns about drug pricing have become generally more common and have become a point of contention in the current US Presidential election discussion. Separately, M&A activity, an important contributor to sector sentiment, has been questioned, particularly for those transactions involving tax inversion. In addition, after several years of outperformance, valuations which we feel had remained attractive, have been considered stretched by others. It is our view that in combination, these and other factors have contributed to the sector downturn seen in the six to nine-month periods ending March 31, 2016. We also note that heightened IPO and follow-on financing activity, additional contributors to positive sentiment, also declined in this period.

The critical question is where are we now? Unfortunately the answer is that one can never know what will happen and that there will always be both encouraging and mitigating factors. But at the moment we think there are more things that make us optimistic than there are that give us pause.

In the near term, we think that the status of the political environment continues to be a significant factor in sentiment toward healthcare/biotech sectors. While we would point out that the vast majority of prescriptions are for relatively low cost generics and that (according to PHRMA) the percentage of each US healthcare dollar spent on drugs has not materially changed in many years, it also appears that out-of-pocket spending on drugs is increasing, particularly on the approximately 10% of prescriptions written on branded drugs. These latter impressions appear to be an important topic in the current presidential election discussion. As a result there has been considerable commentary by presidential candidates and others about methods they can or will use to control growth of drug pricing. It is our view that political pressure to control price increase will continue but that the actual impact of current campaign rhetoric will be moderate. Moreover, it appears to us that in recognition of pricing concerns, thoughtful approaches (e.g. value based pricing approaches wherein the cost of a drug is linked to its effectiveness) are being introduced by the pharmaceutical industry.

On the other hand, there are quite a few factors that cause us, in aggregate, to remain generally optimistic. Population demographics and ACA driven utilization that have each increased demand for healthcare products and services remain positive factors. We continue to think that growth drives price. And while growth of the US economy has generally been weak in recent years, expected growth rates in our sector, particularly in biotech, remain solid. And after the significant pullback described above, valuations have become more attractive of late.

It appears the pullback that has occurred in the last nine months or so has had a negative effect on sentiment. In addition, the matters described above have had an impact on the frequency of IPOs and related financings. The deal-a-day frenzy of the last couple years has diminished. But we are optimistic that we are beginning to see signs of a reversal in sentiment. As we write this note in late April 2016, the NBI has been stable or up in the last couple of months, valuations are more attractive than they have been in some time, we are seeing the re-emergence of several interesting IPOs, and we are anticipating both the completion of the US Presidential cycle and the arrival of some important clinical and regulatory events in the second half of 2016. M&A activity may also be picking up. We think this combination of events could on balance improve sentiment and ultimately drive the healthcare/biotech sector upwards. We caution that ours is a volatile sector and that there could be negative events contrary to our expectation, but in general we remain cautiously optimistic.

Portfolio Highlights

HQL seeks to invest in growing life sciences companies. The Fund emphasizes investment in biotechnology though at a level somewhat below that of the NBI. Among other things, the Fund also commonly invests in Life Science Tools, Healthcare Equipment and generally smaller pharmaceuticals oriented companies. In recent months, including during the current report period, Fund performance trailed NBI performance.

The Fund was impacted during the current report period by its ownership or non-ownership, relative to the NBI, of a number of individual stocks. Specifically, the Fund benefitted from owning or being overweight positions in Teva Pharmaceutical, Supernus and Cepheid, Inc. It also benefitted from not owning or being underweight Clovis Oncology, Inc. Conversely, the Fund was negatively affected by owning or being overweight Incyte Corporation, Ardelyx, Inc and Chimerix, Inc. The Fund was also negatively affected by not owning Dyax Corporation and by being underweight Amgen Inc and Mylan NV.

Investment Changes

During the six month period ended March 31, 2016, within the public portfolio, the Fund established positions in several companies including Shire plc, Jazz Pharmaceuticals plc, Medivation, Inc., Cepheid, Inc., Retrophin, Inc., Nevro Corp, Celator Pharmaceuticals, Inc., Flamel Technologies SA and Anacor Pharmaceuticals, Inc. During the same six month period, the Fund exited positions in Teva Pharmaceuticals, Inc., BioDelivery Sciences International, Inc., Mylan NV., Karyopharm Therapeutics Inc., Sagent Pharmaceuticals, Inc., Trovagene, Inc., United Therapeutics Corporation, Spectrum Pharmaceuticals, Inc. and TetraLogic Pharmaceuticals Corporation.

During the same six month period, within the venture portfolio, the Fund made initial investments in GenomeDx Biosciences, Inc., and BioClin Therapeutics, Inc. and follow-on investments in IlluminOss Medical, Inc. and Neurovance, Inc. During the report period the Fund exited Magellan Diagnostics, Inc.

As always, if you have questions, please feel free to call us at (617) 772-8500.

Daniel R. Omstead, PhD
President

TEKLA LIFE SCIENCES INVESTORS

LARGEST HOLDINGS BY ISSUER
(Excludes Short-Term Investments)

As of March 31, 2016

(Unaudited)

Issuer - Sector	% of Net Assets
Gilead Sciences, Inc. Biotechnology	11.0%
Celgene Corporation Biotechnology	9.5%
Biogen Inc. Biotechnology	5.6%
Incyte Corporation Biotechnology	5.1%
Alexion Pharmaceuticals, Inc. Biotechnology	4.8%
Illumina, Inc. Life Sciences Tools & Services	4.4%
Regeneron Pharmaceuticals, Inc. Biotechnology	4.4%
Vertex Pharmaceuticals Incorporated Biotechnology	4.1%
BioMarin Pharmaceutical Inc. Biotechnology	3.4%
Amgen Inc. Biotechnology	2.2%

SECTOR DIVERSIFICATION (% of Net Assets)

As of March 31, 2016

(Unaudited)

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(Unaudited)

SHARES	CONVERTBLE PREFERRED AND WARRANTS (Restricted) (a) (b) - 6.7% of Net Assets	VALUE
	Biotechnology - 1.2%
611,422	Afferent Pharmaceuticals, Inc. Series C	$1,500,002
665,681	BioClin Therapeutics, Inc. Series A	432,693
2,568,939	EBI Life Sciences, Inc. Series A (c)	13,102
933,333	GenomeDx Biosciences, Inc. Series C	1,400,000
149,396	Merus B.V. Class C (d)	1,132,184
		4,477,981
	Health Care Equipment & Supplies - 3.3%
2,338,198	AlterG, Inc. Series C	958,661
79,330	CardioKinetix, Inc. Series C	79
142,574	CardioKinetix, Inc. Series D	363,279
439,333	CardioKinetix, Inc. Series E	1,250,781
403,207	CardioKinetix, Inc. Series F	1,377,355
N/A (e)	CardioKinetix, Inc. warrants (expiration 12/11/19)	0
N/A (e)	CardioKinetix, Inc. warrants (expiration 6/03/20)	0
8,822	CardioKinetix, Inc. warrants (expiration 8/15/24)	0
475,500	IlluminOss Medical, Inc. Series AA (c)	475,500
895,848	IlluminOss Medical, Inc. Series Junior Preferred (c)	895,848
5,126,388	Insightra Medical, Inc. Series C (c)	2,170,000
3,891,340	Insightra Medical, Inc. Series C-2 (c)	1,647,204
366,171	Insightra Medical, Inc. warrants (expiration 3/31/25) (c)	0
2,013,938	Insightra Medical, Inc. warrants (expiration 5/28/25) (c)	0
1,464,682	Insightra Medical, Inc. warrants (expiration 8/18/25) (c)	0
9,606,373	Palyon Medical Corporation Series A (c)	2,046
18,832,814	Palyon Medical Corporation Series B (c)	1,318
N/A (e)	Palyon Medical Corporation warrants (expiration 4/26/19) (c)	0
3,280,000	Tibion Corporation Series B	0
N/A (e)	Tibion Corporation warrants (expiration 07/12/17)	0
N/A (e)	Tibion Corporation warrants (expiration 10/30/17)	0
N/A (e)	Tibion Corporation warrants (expiration 11/28/17)	0
2,606,033	Veniti, Inc. Series A (c)	1,578,474

The accompanying notes are an integral part of the financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(Unaudited, continued)

SHARES	Health Care Equipment & Supplies - continued	VALUE
1,307,169	Veniti, Inc. Series B (c)	$837,503
716,720	Veniti, Inc. Series C (c)	574,021
		12,132,069
	Life Sciences Tools & Services - 1.1%
2,161,090	Dynex Technologies, Inc. Series A	1,080,545
98,824	Dynex Technologies, Inc. warrants (expiration 4/01/19)	0
7,877	Dynex Technologies, Inc. warrants (expiration 5/06/19)	0
2,446,016	Labcyte, Inc. Series C	2,849,609
107,178	Labcyte, Inc. Series D	112,323
		4,042,477
	Pharmaceuticals - 1.1%
2,862,324	Euthymics Biosciences, Inc. Series A (c)	2,862
53,948	Neurovance, Inc. Series A (c)	200,147
670,837	Neurovance, Inc. Series A-1 (c)	2,488,805
240,770	Ovid Therapeutics, Inc. Series B	1,499,997
		4,191,811
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (RESTRICTED) (Cost $33,536,221)	24,844,338
PRINCIPAL AMOUNT	CONVERTIBLE AND NON- CONVERTIBLE NOTES - 2.3%

    Convertible Notes - 2.3%

	Biotechnology - 0.6%
1,485,000	Merrimack Pharmaceuticals, Inc., 4.50%, due 7/15/20	2,205,225
		2,205,225
	Health Care Equipment & Supplies - 0.0%
37,399	Palyon Medical Corporation Promissory Note, 8.00%, due 5/15/16 (Restricted) (a) (c)	0
30,339	Palyon Medical Corporation Promissory Note, 8.00%, due 7/15/16 (Restricted) (a) (c)	0
		0

The accompanying notes are an integral part of the financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(Unaudited, continued)

PRINCIPAL AMOUNT	Pharmaceuticals - 1.7%	VALUE
93,551	Neurovance, Inc. Cvt. Promissory Note, 6.00%, due 3/1/17 (Restricted) (a) (c)	$93,551
280,652	Neurovance, Inc. Cvt. Promissory Note, 6.00%, due 3/1/17 (Restricted) (a) (c)	280,652
2,000,000	Supernus Pharmaceuticals, Inc., 7.50% due 5/1/19 (g)	6,026,250
		6,400,453
	TOTAL CONVERTIBLE NOTES	8,605,678
	Non-Convertible Notes (Restricted)(a) - 0.0%
	Health Care Equipment & Supplies - 0.0%
238,286	Tibion Corporation Non-Cvt. Promissory Note, 0.00%, due 12/31/18	0
28,211	Tibion Corporation Non-Cvt. Promissory Note, 0.00%, due 12/31/18	0
	TOTAL NON-CONVERTIBLE NOTES	0
	TOTAL CONVERTIBLE NOTES AND NON-CONVERTIBLE NOTES (Cost $4,221,200)	8,605,678
SHARES	COMMON STOCKS AND WARRANTS - 90.0%
	Biotechnology - 72.5%
163,719	ACADIA Pharmaceuticals Inc. (b)	4,577,583
27,500	Adaptimmune Therapeutics plc (b) (f)	223,575
127,799	Alexion Pharmaceuticals, Inc. (b)	17,792,177
116,453	Alkermes plc (b)	3,981,528
73,025	Alnylam Pharmaceuticals, Inc. (b)	4,583,779
53,557	Amgen Inc.	8,029,801
258,000	Amicus Therapeutics, Inc. (b)	2,180,100
44,638	Anacor Pharmaceuticals, Inc. (b)	2,385,901
811,227	ARCA biopharma, Inc. (b) (c)	2,782,510
324,491	ARCA biopharma, Inc. warrants (Restricted, expiration 6/11/22) (a) (c)	155,756
477,635	Ardelyx, Inc. (b)	3,711,224
60,000	Bellicum Pharmaceuticals, Inc. (b)	561,000
79,512	Biogen Inc. (b)	20,698,564
154,100	BioMarin Pharmaceutical Inc. (b)	12,710,168
26,545	bluebird bio, Inc. (b)	1,128,163

The accompanying notes are an integral part of the financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(Unaudited, continued)

SHARES	Biotechnology - continued	VALUE
236,000	Celator Pharmaceuticals, Inc (b)	$2,603,080
351,122	Celgene Corporation (b)	35,143,801
40,000	Cellectis S.A. (b) (d) (f)	1,100,000
174,590	Cepheid, Inc. (b)	5,824,322
308,892	Chimerix, Inc. (b)	1,578,438
37,500	Cidara Therapeutics, Inc. (b)	476,250
98,417	CytomX Therapeutics, Inc. (b)	1,269,579
128,409	CytomX Therapeutics, Inc. (Restricted) (a) (b)	1,490,828
120,475	Dynavax Technologies Corporation (b)	2,317,939
4,940	Eiger BioPharmaceuticals, Inc. warrants (Restricted, expiration 10/10/18) (a) (b)	0
84,000	Epizyme, Inc. (b)	1,018,080
420,599	Exelixis, Inc. (b)	1,682,396
46,000	Galapagos NV (b) (f)	1,936,182
6,000	Galapagos NV (b) (d)	250,920
443,120	Gilead Sciences, Inc.	40,705,003
200,000	Halozyme Therapeutics, Inc. (b)	1,894,000
103,333	Heron Therapeutics, Inc. warrants (Restricted, expiration 7/01/16) (a) (b)	1,304,067
259,915	Incyte Corporation (b)	18,836,040
255,205	Inotek Pharmaceuticals Corporation (b)	1,888,517
178,600	Insmed Incorporated (b)	2,262,862
138,500	Medivation, Inc. (b)	6,368,230
283,894	Merrimack Pharmaceuticals, Inc. (b)	2,376,193
170,641	Natera, Inc. (b)	1,624,502
138,357	Neurocrine Biosciences, Inc. (b)	5,472,019
358,000	Novavax, Inc. (b)	1,847,280
769,638	Pieris Pharmaceuticals, Inc. (b)	1,462,312
44,622	Regeneron Pharmaceuticals, Inc. (b)	16,083,554
329,949	Retrophin, Inc. (b)	4,507,103
64,000	Sage Therapeutics, Inc. (b)	2,051,840
26,520	Ultragenyx Pharmaceutical Inc. (b)	1,678,981
191,377	Vertex Pharmaceuticals Incorporated (b)	15,212,558
20,000	Xencor, Inc. (b)	268,400
13,307	Zafgen, Inc. (b)	88,891
		268,125,996
	Health Care Equipment & Supplies - 2.2%
495,000	Alliqua BioMedical, Inc. (b)	405,900
130,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	146,315
93,349	GenMark Diagnostics, Inc. (b)	491,949

The accompanying notes are an integral part of the financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(Unaudited, continued)

SHARES	Health Care Equipment & Supplies - continued	VALUE
55,158	IDEXX Laboratories, Inc. (b)	$4,319,975
49,800	Nevro Corp. (b)	2,801,748
143,124	TherOx, Inc. (Restricted) (a) (b)	143
		8,166,030
	Health Care Providers & Services - 0.0%
148,148	InnovaCare Health, Inc. (Restricted) (a) (b) (g)	67,852
		67,852
	Life Sciences Tools & Services - 5.4%
264,625	Accelerate Diagnostics, Inc. (b)	3,802,661
99,728	Illumina, Inc. (b)	16,166,906
		19,969,567
	Pharmaceuticals - 9.9%
53,342	Akorn, Inc. (b)	1,255,137
17,915	Allergan plc (b)	4,801,757
250,279	Auris Medical Holding AG (b)	911,016
200,000	Depomed, Inc. (b)	2,786,000
29,100	Endo International plc (b)	819,165
233,000	Flamel Technologies SA (b) (f)	2,572,320
63,780	Flex Pharma, Inc. (b)	699,667
124,140	Foamix Pharmaceuticals Ltd. (b)	809,393
35,949	Impax Laboratories, Inc. (b)	1,151,087
56,340	Intra-Cellular Therapies, Inc. (b)	1,566,252
39,692	Jazz Pharmaceuticals plc (b)	5,181,791
207,300	Paratek Pharmaceuticals, Inc. (b)	3,144,741
45,000	Revance Therapeutics, Inc (b)	785,700
21,315	Shire plc (f)	3,664,049
88,764	Tetraphase Pharmaceuticals Inc. (b)	410,977
181,570	The Medicines Company (b)	5,768,479
		36,327,531
	TOTAL COMMON STOCKS AND WARRANTS (Cost $258,311,517)	332,656,976

The accompanying notes are an integral part of the financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(Unaudited, continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 1.1%	VALUE
$3,859,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $3,859,000, 0.03%, dated 03/31/16, due 04/01/16 (collateralized by U.S. Treasury Notes 7.250%, due 08/15/22, market value $3,940,819)	3,859,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,859,000)	3,859,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTEREST - 100.1% (Cost $299,927,938)	369,965,992
INTEREST	MILESTONE INTEREST (Restricted) (a) (b) - 0.0%
	Pharmaceuticals - 0.0%
1	Targegen Milestone Interest	$0
	TOTAL MILESTONE INTEREST (Cost $2,962,363)	0
	TOTAL INVESTMENTS - 100.1% (Cost $302,890,301)	369,965,992
	OTHER ASSETS IN EXCESS OF LIABILITIES - (0.1)%	(198,448)
	NET ASSETS - 100%	$369,767,544

(a)  Security fair valued. See Investment Valuation and Fair Value Measurements.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities
(total market value of $14,199,299).

(d)  Foreign security.

(e)  Number of warrants to be determined at a future date.

(f)  American Depository Receipt

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2016

(Unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $275,602,677)	$355,766,693
Investments in affiliated issuers, at value (cost $24,325,261)	14,199,299
Milestone interests, at value (cost $2,962,363)	—
Total investments	369,965,992
Cash	541
Dividends and interest receivable	92,159
Receivable for investments sold	149,148
Prepaid expenses	29,616
Other assets (see Note 1)	185,894
Total assets	370,423,350
LIABILITIES:
Accrued advisory fee	347,558
Accrued investor support service fees	15,523
Accrued shareholder reporting fees	52,045
Accrued trustee fees	34,441
Accrued other	206,239
Total liabilities	655,806
Commitments and Contingencies (see Notes 1)
NET ASSETS	$369,767,544
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 20,123,437 shares issued and outstanding	$290,443,983
Undistributed net investment loss	(2,033,044)
Accumulated net realized gain on investments and milestone interest	14,280,914
Net unrealized gain on investments and milestone interest	67,075,691
Total net assets (equivalent to $18.37 per share based on 20,123,437 shares outstanding)	$369,767,544

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2016

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $19,323)	$600,620
Interest and other income	114,943
Total investment income	715,563
EXPENSES:
Advisory fees	2,255,650
Administration and auditing fees	108,756
Trustees' fees and expenses	76,063
Legal fees	58,095
Custodian fees	57,972
Shareholder reporting	51,945
Investor support service fees	47,791
Transfer agent fees	28,166
Other (see Note 2)	64,169
Total expenses	2,748,607
Net investment loss	(2,033,044)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(10,100,883)
Investments in affiliated issuers	(37,224)
Net realized loss	(10,138,107)
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	(52,645,780)
Investments in affiliated issuers	(4,475,085)
Change in unrealized appreciation (depreciation)	(57,120,865)
Net realized and unrealized gain (loss)	(67,258,972)
Net decrease in net assets resulting from operations	($69,292,016)

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2016 (Unaudited)	Year ended September 30, 2015
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($2,033,044)	($4,722,227)
Net realized gain (loss)	(10,138,107)	89,719,889
Change in net unrealized depreciation	(57,120,865)	(44,498,340)
Net increase (decrease) in net assets resulting from operations	(69,292,016)	40,499,322
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(32,767,490)	(40,251,147)
Total distributions	(32,767,490)	(40,251,147)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (437,073 and 680,458 shares, respectively)	8,986,912	18,504,747
Total capital share transactions	8,986,912	18,504,747
Net increase (decrease) in net assets	(93,072,594)	18,752,922
NET ASSETS:
Beginning of period	462,840,138	444,087,216
End of period	369,767,544	462,840,138
Accumulated net investment loss included in net assets at end of period	($2,033,044)	$0 (a)

(a)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2016		Years ended September 30,
	(Unaudited)		2015	2014		2013	2012		2011
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, Beginning of period	$23.51		$23.37	$20.16		$15.74	$11.70		$11.51
Net investment loss (1)	(0.10)		(0.25)	(0.23)		(0.22)	(0.09	)(2)	(0.19	)(3)
Net realized and unrealized gain (loss)	(3.38)		2.48	5.71		5.94	5.54		1.26
Total increase (decrease) from investment operations	(3.48)		2.23	5.48		5.72	5.45		1.07
Distributions to shareholders from:
Net realized capital gains	(1.66)		(2.09)	(1.70)		(1.30)	(1.49)		(1.01)
Total distributions	(1.66)		(2.09)	(1.70)		(1.30)	(1.49)		(1.01)
Increase resulting from shares repurchased	—		—	—		—	0.08		0.13
Change due to rights offering	—		—	(0.57	)(4)	—	—		—
Net asset value per share, end of period	$18.37		$23.51	$23.37		$20.16	$15.74		$11.70
Per share market value, end of period	$17.94		$22.51	$22.10		$19.25	$15.39		$10.46
Total investment return at market value	(14.07	%)*	9.92%	24.20%		34.96%	64.66%		19.15%
Total investment return at net asset value	(15.68	%)*	8.56%	25.40%		38.19%	50.56%		11.05%
RATIOS
Expenses to average net assets	1.27	%**	1.21%	1.34%		1.47%	1.72%		1.77%
Expenses to average net assets with waiver	—		1.17%	1.32%		—	—		—
Net investment loss to average net assets	(0.94	%)**	(0.91%)	(1.07%)		(1.26%)	(0.64	%)(2)	(1.54	%)(3)
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$370		$463	$444		$302	$227		$171
Portfolio turnover rate	20.05	%*	45.94%	30.62%		42.23%	77.70%		93.57%

*  Not Annualized.

**  Annualized.

(1)  Computed using average shares outstanding.

(2)  Includes special dividends from three issuers in the aggregate amount of $0.13 per share. Excluding the special dividends, the ratio of net investment loss to average net assets would have been (1.58%).

(3)  Includes a special dividend from an issuer in the amount of $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.66%).

(4)  See Note 1. The rights offering shares were issued at a subscription price of $19.750 which was less than the Fund's net asset value of $22.78 on June 27, 2014 thus creating a dilution effect on the net asset value per share.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla Life Sciences Investors (the Fund) is a Massachusetts business trust formed on February 20, 1992, and registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund commenced operations on May 8, 1992. The Fund's investment objective is long-term capital appreciation through investment in U.S. and foreign companies in the life sciences industry (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies), agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after March 31, 2016, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

Milestone Interest

The Fund holds a financial instrument which reflects the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestone will not be achieved and no payment will be received by the Fund. The milestone interest was received as part of the proceeds from the sale of one private company. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the TargeGen Milestone Interest provide for payments at various stages of the development of TargeGen's principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interest on the financial statements as of and for the six months ended March 31, 2016:

Statement of Assets and Liabilities, Milestone interest, at value	$0
Statement of Assets and Liabilities, Net unrealized gain on investments and milestone interest	($2,962,363)
Statement of Operations, Change in unrealized appreciation (depreciation)
on milestone interest	$0

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in four private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2016 totaled $83,740,405 and $96,505,833, respectively.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The Trustees initially adopted a distribution policy in May, 1999, and since then the Fund has made quarterly distributions at a rate of 2.00% of the Fund's net assets, except for the periods from August 4, 2009, to April 5, 2010 (during which distributions were suspended) and from April 5, 2010, to November 1, 2010 (during which the Fund made distributions at a rate of l.25% of the Fund's net assets).

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

Share Repurchase Program

In March 2016, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period beginning July 11, 2016. Prior to this renewal, in March 2015, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period beginning July 11, 2015. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2016 and the year ended September 30, 2015, the Fund did not repurchase any shares through the repurchase program.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Investor Support Services

The Fund has retained Destra Capital Investment LLC to provide investor support services in connection with the ongoing operation of the Fund. The Fund will pay Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets from January 1, 2016, through the remaining term of the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2016, these payments amounted to $13,121 and are included in the other category in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the six months ended March 31, 2016 were as follows:

Issuer	Value on September 30, 2015		Purchases	Sales	Income	Value on March 31, 2016
ARCA Biopharma, Inc.	$4,408,210					$2,938,266
EBI Life Sciences, Inc.	13,102					13,102
Euthymics Biosciences, Inc.	1,099,991					2,862
IlluminOss Medical, Inc.	—	*	$574,000	$99,000		1,371,348
Insightra Medical, Inc.	3,817,204		—	—		3,817,204
Neurovance, Inc.	3,964,574		374,203	—	$1,378	3,063,155
Palyon Medical Corporation	3,469		—	—	—	3,364
Veniti, Inc.	2,989,998		—	—	—	2,989,998
	$16,296,548		$948,203	$99,000	$1,378	$14,199,299

* Not an affiliated holding at September 30, 2015.

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The Independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2016 to value the Fund's net assets. For the six months ended March 31, 2016, there were no transfers between Levels 1 and 2. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred and Warrants
Biotechnology			$4,477,981	$4,477,981
Health Care Equipment & Supplies			12,132,069	12,132,069
Life Sciences Tools & Services			4,042,477	4,042,477
Pharmaceuticals			4,191,811	4,191,811
Convertible Notes
Biotechnology		$2,205,225	—	2,205,225
Health Care Equipment & Supplies		—	0	0
Pharmaceuticals		6,026,250	374,203	6,400,453
Non-Convertible Notes
Health Care Equipment & Supplies		—	0	0
Common Stocks and Warrants
Biotechnology	$265,175,345	—	2,950,651	268,125,996
Health Care Equipment & Supplies	8,019,572	—	146,458	8,166,030
Health Care Providers & Services	—	—	67,852	67,852
Life Sciences Tools & Services	19,969,567	—	—	19,969,567
Pharmaceuticals	36,327,531	—	—	36,327,531
Short-term Investment	—	3,859,000	—	3,859,000
Other Assets	—	—	185,894	185,894
Total	$329,492,015	$12,090,475	$28,569,396	$370,151,886

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2015	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of March 31, 2016
Convertible Preferred and Warrants
Biotechnology	$2,624,891	$17,219	$1,835,871	$0		$4,477,981
Health Care Equipment & Supplies	15,337,282	(1,690,910)	485,956	(2,000,259)		12,132,069
Life Sciences Tools & Services	2,913,225	1,129,252	0	0		4,042,477
Pharmaceuticals	6,564,562	(2,374,403)	1,652	0		4,191,811

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

Level 3 Assets	Balance as of September 30, 2015	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3		Balance as of March 31, 2016
Convertible and Non-Convertible Notes
Health Care Equipment & Supplies	$105	($105)	$0	$0	$		$0
Pharmaceuticals	0	0	374,203	0			374,203
Common Stocks and Warrants				0
Biotechnology	3,051,084	(101,477)	1,050	(6)			2,950,651
Health Care Equipment & Supplies	118,144	28,314	—	0			146,458
Health Care Providers & Services	314,074	(246,222)	—	0			67,852
Pharmaceuticals	22,386	(22,386)	—	0			0
Other Assets	255,284	—	50,054	(119,444)			185,894
Total	$31,171,037	($3,260,718)	$2,748,786	($2,119,709)		$0	$28,569,396
Net change in unrealized appreciation (depreciation) from investments still held as March 31, 2016							($3,572,353)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at 3/31/2016	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$1,606,138	Income approach, Black-Scholes	Discount for lack of marketability	20%-50%(23.20%)
	16,252,136	Adjusted Capital asset pricing model	Discount rate	13.51%-39.85% (20.81%)
			Price to sales multiple	1.12-4.42 (2.11)
	10,525,228	Market approach,	(a)	N/A
recent transaction
	185,894	Probability adjusted value	Probability of events	20%-90% (43.72%)
			Timing of events	0.13-2.58 (1.20) years
$28,569,396

(a)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represented 8% of the Fund's net assets at March 31, 2016.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2016. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Afferent Pharmaceuticals, Inc.
Series C Cvt. Pfd	7/1/15	$1,501,707	$2.45		$1,500,002
AlterG, Inc.
Series C Cvt. Pfd	4/12/13	1,427,310	0.41		958,661
ARCA biopharma, Inc.
Warrants (expiration 6/11/22)	6/11/15	521	0.48		155,756
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16	432,693	0.65		432,693
CardioKinetix, Inc.
Series C Cvt. Pfd	5/22/08	1,653,315	0.00	†	79
Series D Cvt. Pfd	12/10/10	545,940	2.55		363,279
Series E Cvt. Pfd	9/14/11	1,253,611	2.85		1,250,781
Series F Cvt. Pfd	12/04/14	1,377,518	3.42		1,377,355
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	123	0.00		0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	123	0.00		0
Warrants (expiration 8/15/24)	8/15/14	126	0.00		0
Cercacor Laboratories, Inc. Common	3/31/98	0	1.13		146,315
CytomX Therapeutics, Inc.	6/12/15	1,200,524	11.61		1,490,828
Dynex Technologies, Inc.
Series A Cvt. Pfd	1/03/12††	199,963	0.50		1,080,545
Warrants (expiration 4/01/19)	1/03/12††	60	0.00		0
Warrants (expiration 5/06/19)	1/03/12††	5	0.00		0
EBI Life Sciences, Inc.
Series A Cvt. Pfd	12/29/11††	13,597	0.01	†	13,102
Eiger BioPharmaceuticals, Inc.
Warrants (expiration 10/10/18)	10/10/13	65	0.00		0
Euthymics Biosciences, Inc.
Series A Cvt. Pfd	7/14/10 - 5/21/12	2,635,558	0.00	†	2,862
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	1,399,999	1.50		1,400,000
Heron Therapeutics, Inc.
Warrants (expiration 7/01/16)	6/30/11	555	12.62		1,304,067
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	478,433	1.00		475,500
Series Junior Pfd	1/19/16	1,556,952	1.00		895,848
InnovaCare Health, Inc. Common	12/21/12††	643,527	0.46		67,852
Insightra Medical, Inc.
Series C Cvt. Pfd	4/29/13 - 4/17/14	2,174,387	0.42		2,170,000
Series C-2 Cvt. Pfd	5/25/15	1,647,367	0.42		1,647,204
Warrants (expiration 3/31/25)	7/24/15	7	0.00		0
Warrants (expiration 5/28/25)	5/28/15	39	0.00		0
Warrants (expiration 8/18/25)	8/8/15	28	0.00		0
Labcyte, Inc.
Series C Cvt. Pfd	7/18/05	1,283,959	1.17		2,849,609
Series D Cvt. Pfd	12/21/12	68,607	1.05		112,323
Merus B.V. Class C	8/15/17	1,104,255	7.58		1,132,184

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Neurovance, Inc.
Series A Cvt. Pfd	12/29/11††	$204,010	$3.71		$200,147
Series A-1 Cvt. Pfd	10/11/12 - 10/10/13, 3/17/15	2,495,742	3.71		2,488,805
Neurovance, Inc. Cvt.
Cvt. Promissory Note, 6.00%, due 3/1/17	2/23/16	93,551	100.00		93,551
Cvt. Promissory Note, 6.00%, due 3/17/17	3/14/16	280,652	100.00		280,652
Ovid Therapeutics, Inc.
Series B Cvt. Pfd	8/7/15	1,499,997	6.23		1,499,997
Palyon Medical Corporation
Series A Cvt. Pfd	4/28/09	2,070,078	0.00	†	2,046
Series B Cvt. Pfd	6/28/13	1,314,745	0.00	†	1,318
Cvt. Promissory Note	11/13/14	37,401	0.00		0
Cvt. Promissory Note	1/22/15	30,339	0.00		0
Warrants (expiration 4/26/19)	4/25/12	21	0.00		0
Targegen Milestone Interest	7/20/10	2,962,363	0.00		0
TherOx, Inc.	9/11/00, 7/8/05	2,388,426	0.00†		143
Tibion Corporation
Series B Cvt. Pfd	2/23/11	905,414	0.00		0
Non-Cvt. Promissory Note	7/12/12	238,513	0.00		0
Non-Cvt. Promissory Note	4/12/13	28,212	0.00		0
Warrants (expiration 07/12/17)	7/12/12	0	0.00		0
Warrants (expiration 10/30/17)	10/30/12	0	0.00		0
Warrants (expiration 11/28/17)	11/28/12	0	0.00		0
Veniti, Inc.
Series A Cvt. Pfd	2/28/11	2,272,623	0.61		1,578,474
Series B Cvt. Pfd	5/24/13	1,197,746	0.64		837,503
Series C Cvt. Pfd	12/12/14	820,163	0.80		574,021
		$41,440,870			$28,383,502

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Carrying value per unit is greater than $0.00 but less than $0.01

  ††  Interest received as part of a corporate action for a previously owned security.

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in a meeting held on March 24, 2016, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its benchmark, the NASDAQ Biotech Index (NBI), and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to Tekla Healthcare Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund and does not derive any significant benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement, market research and potential marketing exposure for the Adviser. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's significant enhancements to its infrastructure, including enhancements in number, experience and qualifications of its investment team in order to meet the future demands of the Fund (and Tekla Healthcare Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund) for investment management services.

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information for the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund for the current fiscal years to date and over the past one-, two-, three-, four-, five-, six-, seven-, eight-, nine-, and ten-year periods; comparisons of the Fund's performance to its benchmark, the NASDAQ Biotechnology Index (the NBI), the S&P 500 Index, the S&P 1500 Healthcare Index, and other investment companies; and information relating to the performance of the Fund's venture capital portfolio. The Trustees continue to be satisfied with the investment performance of the Fund and the Adviser. Although the NBI's performance generally exceeded the Fund's returns measured by net asset value and stock price over the reported periods, the returns measured by net asset value and by stock price of the Fund (including venture capital investments) were comparable to the performance of the NBI over the reported periods, considering that the NBI includes only public companies. In addition, the Fund's returns measured by net asset value and by stock price generally met or exceeded the performance of the S&P 500 Index and the S&P 1500 Healthcare Index for the reported periods, and the Fund's performance compares well to a peer group of 29 healthcare funds for the reported periods.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a significant portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can warrant higher management fees than those charged by the Adviser pursuant to the Advisory Agreement. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered that the fee schedule in the Advisory Agreement and noted that it provides for breakpoints that reduce the effective fee to the extent the Fund's net assets should increase, allowing the Fund to share in the benefits of the economies of scale that would inure to the Adviser as the Fund's assets increase. Given the closed-end structure of the Fund, its current asset size, and the fact that economies of scale are still modest at current Fund asset levels, the Trustees determined that the Fund's advisory fee schedule is satisfactory and fair.

TEKLA LIFE SCIENCES INVESTORS

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.Teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings.

DISTRIBUTION POLICY

The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM

In March 2016, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2016.

PORTFOLIO MANAGEMENT

Daniel R.Omstead, Ph.D.(since 2001), Jason C. Akus, M.D./M.B.A., Christian Richard, M.B.A, M.S., Timothy Gasperoni, Ph.D., M.B.A., Amanda Birdsey-Benson, Ph.D., Alan Kwan, Ph.D., M.S., M.B.A., William Hite, CFA and Joshua Mosberg, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING

A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL
NAV Symbol: XHQLX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

(617) 772-8500

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2015 - Oct. 31, 2015)
Month #2 (Nov. 1, 2015 – Nov. 30, 2015)
Month #3 (Dec. 1, 2015 – Dec. 31, 2015)
Month #4 (Jan. 1, 2016 – Jan. 31, 2016)
Month #5 (Feb. 1, 2016 – Feb. 28, 2016)
Month #6 (Mar. 1, 2016 – Mar. 31, 2016)
Total

(1)       On June 30, 2011, the share repurchase program was announced, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2011.  On March 19, 2015, the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2015. On March 24, 2016, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2016.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent second fiscal quarter that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)      Code of Ethics - Not applicable to this semi-annual filing.

(a)(2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)(3) Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/3/16

* Print the name and title of each signing officer under his or her signature.